5

             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549
                          ________

                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):
                    January 14, 1998 (November 12, 1997)



              ADVANCED GAMING TECHNOLOGY, INC.

     (Exact Name of Registrant as Specified in Charter)

        2482-650 West Georgia Street, P.O. Box 11610
         Vancouver, British Columbia, Canada V6B 4N9

          (Address of Principal Executive Offices)

          Wyoming             000-21991      98-0152226

(State of Other Jurisdiction  (Commission    (IRS Employer
      of Incorporation)        File Number)   Identification
No.)

     Registrant's telephone number, including area code:
                       (604) 689-8841



    (Former Name or Former Address, if Changed Since Last
                           Report)

Item 5.  Other Events

     Effective as of December 17, 1998, Robert C. Silzer,
Jr. resigned as a director of the registrant for personal reasons; he continues to serve as an executive officer.

     Robert L. Hunziker has been appointed a director.  Mr.
Hunziker, age 53, is a self-employed financial and business adviser, primarily for start up and development stage companies, for the past five years. For 18 years prior thereto, he was affiliated with various investment banking firms, as a principal or partner.

Item 9.  Sales of Equity Securities Pursuant to Regulation
S.

     Information concerning recent sales by the registrant of equity securities that were not registered under the Securities Act of 1933 in reliance upon Regulation S under that Act is set forth below. No underwriters were involved in the transactions, except a finder's fee of 12% was paid to Select Capital Advisors, Inc. in connection with the sale of certain convertible debentures. The registrant did not publicly offer any securities.

     (a) As of November 12, 1997, 104,051 shares were issued to Crystal Securities Inc. in payment of a commission for introducing investors; an additional 53,312 shares were issued as of November 24, 1997.

     (b) As of November 12, 1997, 1,020,834 shares were issued to Y.L. Hirsch upon partial conversion of $75,000 of a $300,000 convertible debenture.

     (c) As of November 12, 1997, 1,562,500 shares were issued to Lockwood Resources Ltd. upon partial conversion of $125,000 of a $187,500 convertible debenture.

     (d) As of November 18, 1997, 75,000 shares were issued to Bruno Benedet as additional consideration for a $105,000 loan.

     (e) As Of November 18, 1997, 3,000,000 shares were issued to Octavio (Otto) Boffo as collateral for a $200,000 convertible promissory note; an additional 368,750 shares were issued as a bonus for providing the funding, as of November 24, 1997.

     (f) As of November 24, 1997, 429,348 shares were issued to Reg S intercontinental Investments Ltd. in settlement of a dispute concerning the issuance of shares upon conversion of a $62,500 convertible debenture.

     (g) As of December 11, 1997, 94,119 shares were issued to Karela Giselle Pty Ltd. in settlement of a dispute concerning the issuance of shares upon conversion of a$312,500 convertible debenture.

     (h) As of December 16, 1997, 250,000 shares were issued to Morton Sachs upon partial conversion of $20,000 of a $125,000 convertible debenture.

     (i) As of December 16, 1997, 326,087 shares were issued to Morton Sachs upon partial conversion of $30,000 of a $125,000 convertible debenture.

     (j) As of December 16, 1997, 1,902,174 shares were issued to Silenus Limited upon partial conversion of $175,000 of a $375,000 convertible debenture.

     (k) As of December 16, 1997, 339,674 shares were issued to Doctrine Limited upon partial conversion of $31,250 of a $62,500 convertible debenture.

     (l) As of December 16, 1997, 679,348 shares were issued to Shviger Investment Limited upon partial conversion of $62,500 of a $125,000 convertible debenture.

     (m) As of December 16, 1997, 339,674 shares were issued to Richmond Capital Management Ltd. upon partial conversion of $31,250 of a $62,500 convertible debenture.

     (n) As of December 29, 1997, 1,357,220 shares were issued to Passy Holding upon partial conversion of $50,000 of a $125,000 convertible debenture.

     (o) As of December 29, 1997, 678,610 shares were issued to Arcadia Mutual Fund Inc. upon partial conversion of $25,000 of a $250,000 convertible debenture.

     (p) As of December 29, 1997, 542,770 shares were issued to Josef Schonkopf upon partial conversion of $20,000 of a $312,500 convertible debenture.

     (q) As of December 29, 1997, 407,166 shares were issued to Ephraim Saghi upon partial conversion of $15,000 of a $125,000 convertible debenture.

     (r) As of December 29, 1997, 814,155 shares (including
419,644 shares previously issued into escrow) were issued to Asia Equities, Inc. upon partial conversion of $30,000 of a $225,000 convertible debenture.

     (s) As of December 29, 1997, 500,000 shares were issued to UFH Endowment Ltd. upon partial conversion of a $218,750 convertible debenture.

     (t) As of December 29, 1997, 500,000 shares were issued to Austost Anstalt Schaan upon partial conversion of a $218,750 convertible debenture.

     (u) As of January 7, 1998, 657,895 shares were issued to Paril Holdings upon partial conversion of $30,000 of a $400,000 convertible debenture.

     (v) As of January 9, 1998, 60,000 shares were issued to
World Technical Supply, Inc. and 40,000 shares were issued to Brent L. Wipp in connection with an arrangement relating to a $140,000 promissory note.

     (w) As of January 9, 1998, 1,304,348 shares were issued to Guerrino Nichele upon conversion of a $150,000 convertible promissory note.

     (x) As of January 9, 1998, 1,062,500 shares were issued to Enrique Denegri upon conversion of an aggregate of $125,000 of convertible debentures.

     (y) As of January 9, 1998, 850,000 shares were issued to Alfred Maniotti upon partial conversion of $100,000 of a $125,000 convertible debenture.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ADVANCED GAMING TECHNOLOGY, INC.


                    By:  /s/Firoz Lakhani

Dated: January 14,1998   Firoz Lakhani
                         President

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